EXECUTIVE EMPLOYMENT AGREEMENT

                                     among:

                          NURSES PRN ACQUISITION CORP.
                      a Nevada corporation (the "Company");

                                       and

                                  LINDA ROMANO
                                (the "Executive")

                            Dated as of June 16, 2005

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                                TABLE OF CONTENTS

1.       Employment and Obligations of the Executive........................1
2.       Term...............................................................1
3.       Compensation and Other Benefits of Employment......................2
         (a)      Salary....................................................2
         (b)      Business Expenses.........................................2
         (c)      Insurance.................................................2
         (d)      Participation in the Company Sponsored Plans..............2
         (e)      Vacation..................................................2
4.       Termination of Agreement by the Company............................2
         (a)      Good Cause................................................2
         (b)      Compensation Upon Termination for Good Cause..............3
         (c)      Termination without Good Cause............................3
         (d)      Termination by Executive..................................3
5.       Restrictive Covenants..............................................4
6.       Miscellaneous......................................................4
         (a)      Counterparts; Interpretation..............................5
         (b)      Governing Law.............................................5
         (c)      Successors and Assigns; Assignment........................6
         (d)      Partial Invalidity and Severability.......................6
         (e)      Waiver....................................................6
         (f)      Headings..................................................6
         (g)      Acceptance by Fax.........................................6
         (h)      Attorneys' Fees...........................................6
         (i)   Expenses.....................................................6
         (j)   Further Assurances...........................................6
         (k)      Notices...................................................6
         (l)   NO JURY TRIAL................................................7



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                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement") is entered into and made effective as of June 16, 2005 (the "Effective Date"), by and between NURSES PRN ACQUISITION CORP., a Nevada corporation (the "Company"), and LINDA ROMANO (the "Executive"). Company and Executive are each referred to, at times, as a "Party" and collectively as the "Parties".

                                    RECITALS

         WHEREAS, the Company desires to employ the Executive, and the Executive desires to accept such employment with the Company, pursuant to the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Employment and Obligations of the Executive. Upon the terms and subject to the conditions of this Agreement, the Company hereby employs the Executive as its Vice President of Operations or other executive officer of the Company for the term of this Agreement. The Executive shall have the powers and duties as directed by the Board of Directors of the Company (the "Board"). The Executive shall also be responsible for the general and active management of the day-to-day business and affairs of the Company, subject to the supervision and direction of the Board. During the term of this Agreement and except for illness, disability and vacation periods, the Executive shall devote her full-time, attention, skill and efforts as is necessary for the faithful performance of her duties, and shall not engage in any other business activity regardless of whether it is pursued for gain or profit, without the prior written approval of the Board. The Executive shall perform her duties in an efficient, trustworthy and businesslike manner.

         Term. Unless sooner terminated as provided herein, the term of this Agreement shall be for three (3) years, commencing on the Effective Date and terminating on the third (3rd) anniversary of the Effective Date (the "Term"). The Company shall have the option to renew the term of this Agreement for additional one (1) year periods (each, a "Renewal Term"). The Company shall exercise this option by providing Executive written notice ninety (90) days prior to the expiration of the initial Term or the Renewal Term.


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         3. Compensation and Other Benefits of Employment.

                  Salary. The Company shall pay to the Executive an annual base salary of Ninety Thousand Dollars ($90,000), payable in accordance with the Company's regular payroll periods.

                  Business Expenses. The Company shall reimburse the Executive for all reasonable business expenses, including reimbursement for actual automobile mileage at a rate established by IRS regulations, incurred by the Executive in the course of performing her duties under this Agreement consistent with Company practices after receipt and acceptance by the Company of documentation reasonably requested by the Company to support the expenses.

                  Insurance. During the term of the Agreement, the Company shall provide to the Executive health, life, dental and disability insurance coverage, if any, as is similarly provided to other full-time employees of the Company. The Board has the right, from time to time and in its sole and absolute discretion, to modify, amend or eliminate the insurance benefits provided to the Company's full-time employees, including without limitation, changes in insurance companies, managed-care health companies and health care providers.

                  Participation in the Company Sponsored Plans. The Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs and such other perquisites currently in existence or hereafter made available to other full-time employees of the Company, if any, in accordance with the terms of such plans. The Board has the right, from time to time and in their sole and absolute discretion, to modify, eliminate or amend such plans provided to the Company's full-time employees. Any retirement benefits, and any changes or modifications thereof shall be in full compliance with ERISA.

                  Vacation. The Executive will be entitled to fifteen (15) days of paid vacation annually, plus all United States federal holidays recognized by the Company, to be taken upon the exercise of prudent business judgment by the Executive. Vacation and holiday time does not accrue from employment year to employment year and any time not utilized within an employment year.

         4.       Termination of Agreement by the Company.

                  Good Cause. Notwithstanding anything to the contrary in this Agreement, the Company shall have the right to automatically and immediately terminate the employment of the Executive under this Agreement for "Good Cause," which for purposes of this Agreement shall mean:

                           (i) Failure or refusal of the Executive to perform
her duties hereunder, as determined by the Board after written notice of such failure is provided to Executive and her fails to cure same within ten (10) days of receipt of such notice;

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                           (ii) Breach by the Executive of any covenant or
obligation owed to the Company under this Agreement or otherwise after written notice of such breach is provided to Executive and her fails to cure same within ten (10) days of receipt of such notice;

                           (iii) Intentional misconduct by Executive which
continues after written notice of such intentional misconduct is provided to Executive;

                           (iv) The death or Disability of the Executive. For
purposes of this Agreement, the term "Disability" of the Executive shall mean the inability of the Executive to perform her duties hereunder, on a full time basis, because of physical or mental illness or incapacity for a period of sixty
(60) days in any six (6) month period (as determined by the Board).

                           (v) An act of fraud or embezzlement by the Executive,
whether or not related to the Company, as determined by Board; or to, a felony.

                           (vi) The conviction of the Executive of, or guilty
plea by the Executive.

                  Compensation Upon Termination for Good Cause. In the event the Company terminates this Agreement pursuant to this Section 4(a), the Executive shall receive such portion of her base salary to which the Executive otherwise would have been entitled under Section 3(a) hereof through the date of termination. The Executive shall not be entitled to any other compensation whatsoever and the Company shall have no further obligations hereunder.

                  (c) Termination without Good Cause.

                           (i) Right to Terminate without Good Cause. The
Company shall have the right to automatically terminate the Executive's employment hereunder without Good Cause.

                           (ii) Compensation upon termination without Good
Cause. In the event the Company terminates this Agreement pursuant to this
Section 4(c), the Executive shall receive such portion of her base salary to which the Executive otherwise would have been entitled under Section 3(a) hereof through the date of termination. In full settlement of any and all claims which the Executive may have against the Company or its affiliates, (i) if the termination without good cause is within the Term of this Agreement, the Executive shall receive the remaining portion of the Executive's base salary due through the end of the Term of this Agreement, payable in accordance with the Company's regular payroll periods; or (ii) if the termination without good cause is within any Renewal Term of this Agreement, the Executive shall receive the remaining portion of the Executive's base salary due under the Renewal Term of the Agreement, payable in accordance with the Company's regular payroll periods. The Executive shall not be entitled to any other severance or compensation whatsoever and the Company shall have no further obligations hereunder.

                  Termination by Executive. At any time during the Term of this Agreement, the Executive shall have the right to automatically terminate her employment hereunder upon Ninety (90) days prior written notice to the Board. Upon the Executive's termination of her employment pursuant to this Section 4(d), Executive's entitlement to all payments and benefits under this Agreement shall cease.

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         Restrictive Covenants. (a).Restricted Period.

         From and after the date of this Agreement and for a period five (5) years thereafter (the "Restricted Period") and except for employment by Medical Staffing Solutions, Inc. ("MSSI") and/or the Company the Executive shall not directly nor indirectly compete with MSSI and/or the Company by owning, managing, controlling or participating in the ownership, management or control of or be employed by or engaged in any Competitive Business (as defined herein) of MSSI and/or the Company in the continental United States. As used herein, a "Competitive Business" is any other corporation, partnership, proprietorship, firm or other business entity which is engaged in a "core business of MSSI and/or the Company, as applicable." A "core business of MSSI and/or the Company, as applicable" is providing (i) long-term medical personnel, homeland security and technology services to federal, state and local governments and/or (ii) nurse staffing to the healthcare industry, as applicable.

                  (b) Non-Interference.

         From and after the date hereof and during the Restricted Period, the Executive shall directly or indirectly induce or solicit any employee of MSSI and/or the Company or any person doing business with MSSI and/or the Company to terminate his or her employment or business relationship with MSSI and/or the Company or otherwise interfere with any such relationship.

                  (c)      Confidentiality.

         The Executive agrees and acknowledges that, by reason of the nature of the Executive's ownership interest in and employment by MSSI and/or the Company, the Executive will have or may have access to and become informed of confidential and secret information which is a competitive asset of MSSI and/or the Company ("Confidential Information"), including, without limitation, technology, any lists of customers, financial statistics, research data or any other statistics and plans contained in profit plans, capital plans, critical issue plans, strategic plans or marketing or operation plans or other trade secrets of MSSI and/or the Company and any of the foregoing which belong to any person or company but to which the Executive has had access by reason of their relationship with MSSI and/or the Company. The Executive agrees faithfully to keep in strict confidence, and not, either directly or indirectly, to make known, divulge, reveal, furnish, make available or use any such Confidential Information. The Executive acknowledges that all manuals, instruction books, price lists, information and records and other information and aids relating to MSSI and/or the Company's business, and any and all other documents containing Confidential Information furnished to the Executive by MSSI and/or the Company or otherwise acquired or developed by the Executive shall at all times be the property of MSSI and/or the Company. Upon the termination of the Executive's status as a shareholder or employee of MSSI or as a shareholder or employee of the Company, as applicable, the Executive shall return to MSSI and/or the Company, as appropriate, any such property or documents of the respective company which are in their possession, custody or control, but the Executive's obligation of confidentiality shall survive such termination. The obligations of the Executive under this subsection are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which the Executive may have to MSSI and/or the Company, as appropriate, under general legal or equitable principles. Notwithstanding the above, however, MSSI and/or the Company acknowledges that the Executive may have extensive experience in the general industry in which MSSI and/or the Company operate, and these restrictions are not intended to prevent the Executive from using his knowledge of the industry. These restrictions only apply to Confidential Information which is owned by MSSI and/or the Company, or was learned by the Executive as a shareholder or employee of MSSI or a shareholder or employee of the Company.

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                  (d) Remedies.

It is expressly agreed by the Executive and the Company that the provisions in this Section 5 are reasonable for purposes of preserving for MSSI and/or the Company its business, goodwill and Confidential Information. It is also agreed that if any provision is found by a court having jurisdiction to be unreasonable because of scope, area or time, then that provision shall be amended to correspond in scope, area and time to that considered reasonable by a court and as amended shall be enforced and the remaining provisions shall remain effective. In the event any threatened or actual breach of these provisions by the Executive, the parties recognize and acknowledge that a remedy at law will be inadequate and MSSI and/or the Company may suffer irreparable injury. The Executive consents to injunctive and other appropriate equitable relief without the posting of a bond upon the institution of proceedings therefor by MSSI and/or the Company in order to protect MSSI and/or the Company's rights. Such relief shall be in addition to any other relief to which MSSI and/or the Company may be entitled at law, in equity, or under any other agreement between the Executive and MSSI and/or the Company. The provisions of this Section 5 (including the subsections) shall survive the termination of this Agreement.

         6. Miscellaneous.

                  Counterparts; Interpretation. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the Parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the Parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the Parties hereto. No ambiguity in any provision hereof shall be construed against a Party by reason of the fact it was drafted by such Party or its counsel. References to "including" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Parties any rights or remedies under or by reason of this Agreement.

                  Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of Florida without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated exclusively in the state or federal courts of competent jurisdiction located in Miami-Dade County, Florida. Each of the Parties hereby irrevocably submits to the jurisdiction of any court of competent jurisdiction located in Miami-Dade County, Florida. Each Party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in Miami-Dade County, Florida.

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                  Successors and Assigns; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, executors, legal representatives, and successors. Neither this Agreement nor the rights and obligations hereunder may be assigned by either Party absent the express prior written consent of the other.

                  Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the Parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

                  Waiver. Any term or condition of this Agreement may be waived at any time by the Party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such Party. No failure on the part of a Party to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such Party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any Party to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

                  Headings. The headings as to contents of particular sections of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

                  Acceptance by Fax. This Agreement shall be accepted, effective and binding, for all purposes, when the Parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

                  Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the Party incurring such costs and expenses.

                  Further Assurances. The Parties shall from time to time do and perform such additional acts and execute and deliver such additional documents and instruments as may be required or reasonably requested by any Party to establish, maintain or protect its rights and remedies or to effect the purposes of this Agreement.

                  Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand or by confirmed facsimile transmission; (ii) one (1) day after delivery by internationally recognized express courier (i.e, Federal Express, DHL); or (iii) three (3) days after delivery by certified mail, postage prepaid, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

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        If to Executive:    Linda Romano
                            170 Milbridge Drive
                            Jupiter, Florida 33458
                            Telephone:        (561) 262-6153
                            Facsimile:        (561) 640-5792

        If to Company:      Nurses PRN Acquisition Corp.
                            8150 Leesburg Pike, Suite 1200
                            Vienna, Virginia 22182
                            Attn:             Dr. Brajnandan B. Sahay, President
                            Telephone:        (703) 641-8890
                            Facsimile:        (703) 641-8949

        With a copy to:     Kirkpatrick & Lockhart Nicholson Graham LLP
                            201 South Biscayne Blvd.
                            Suite 2000
                            Miami, Florida 33131
                            Attn:             Clayton E. Parker, Esq.
                            Telephone:        (305) 539-3300
                            Facsimile:        (305) 358-7095

                  NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

                       [SIGNATURE BLOCK ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties hereto have executed this Executive
Employment Agreement on the date first set forth above.

COMPANY:                                          EXECUTIVE:

NURSES PRN ACQUISITION CORP.,
a Nevada corporation

By: /s/ Dr. Brajnandan B. Sahay                   /s/ Linda Romano
   -----------------------------------------      ------------------------------
Name: Dr. Brajnandan B. Sahay                     LINDA ROMANO
Its: President

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